EXHIBIT 32
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Salisbury Bancorp, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. Perotti, Chief Executive Officer of the Company, and I, John F. Foley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  John F. Perotti                                /s/  John F. Foley
--------------------                                ------------------
     John F. Perotti                                     John F. Foley
     Chief Executive Officer                             Chief Financial Officer



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